[On Chapman and Cutler LLP Letterhead]

July 6, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Amplify ETF Trust (Registration Nos. 333-207937; 811-23108)

Ladies and Gentlemen:

On behalf of Amplify ETF Trust (the “Registrant”), we are transmitting for electronic filing pursuant to Rule 497 under the Securities Act of 1933, as amended, the exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the copy of a supplement, in the form of a sticker, to the prospectus for the Registrant filed pursuant to Rule 497(e) on June 13, 2018. The Registration Statement relates to the Amplify Transformational Data Sharing ETF, a series of the Registrant.

If we may cooperate with you in any way in the processing of the Amendment, please telephone the undersigned at (312) 845-3484.

Very truly yours,

Chapman and Cutler llp

By:	/s/ Morrison C. Warren
Morrison C. Warren

Enclosures